                                                                 Exhibit (a)(12)

                             ARTICLES SUPPLEMENTARY
                                       OF
                             M.S.D. & T. FUNDS, INC.


          M.S.D. & T. FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland and registered as an open-end investment company under the Investment Company Act of 1940, as amended (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: In accordance with Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation has increased the total number of shares of capital stock which the Corporation shall have authority to issue from Ten Billion (10,000,000,000) to Twenty Billion (20,000,000,000) shares of Common Stock of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000), pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on July 26, 2002:

          RESOLVED, that pursuant to Article VI of the Corporation's Articles of Incorporation, the total number of authorized shares of capital stock of the Corporation be, and hereby is, increased to Twenty Billion (20,000,000,000) shares (of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000)) of Common Stock.

          SECOND: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation (a) has classified Seven Billion Six Hundred Million (7,600,000,000) shares of the Corporation's newly authorized, unissued and unclassified shares of capital stock, of the par value of One Mill ($.001) per share, (b) has reclassified (i) Six Hundred Million (600,000,000) shares of Common Stock previously classified as Class D Common Stock, (ii) Five Hundred Million (500,000,000) shares of Common Stock previously classified as Class E - Special Series 1 Common Stock, (iii) Five Hundred Million (500,000,000) shares of Common Stock previously classified as Class F - Special Series 1 Common Stock, and (iv) Four Hundred Million (400,000,000) shares of Common Stock previously classified as Class I Common Stock, as unclassified shares of Common Stock, and (c) has classified Two Hundred Million (200,000,000) shares of the Corporation's previously authorized, newly reclassified and unissued shares of capital stock, of the par value of One Mill ($.001) per share, pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on July 26, 2002:

          RESOLVED, that pursuant to Article VI of the Corporation's Articles of Incorporation, Seven Billion Six Hundred Million (7,600,000,000) shares of the Corporation's newly authorized, unclassified and unissued Common Stock is hereby classified as follows:

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                  Classification                Number of Shares Authorized
                  --------------                ---------------------------

            Class A - Special Series 1                   500,000,000
            Class A - Special Series 2                   500,000,000
            Class A - Special Series 3                   500,000,000
            Class B - Special Series 1                   500,000,000
            Class B - Special Series 2                   500,000,000
            Class B - Special Series 3                   500,000,000
            Class C - Special Series 1                   500,000,000
            Class C - Special Series 2                   500,000,000
            Class C - Special Series 3                   500,000,000
            Class E - Special Series 2                   100,000,000
            Class E - Special Series 3                   100,000,000
            Class F - Special Series 2                   100,000,000
            Class F - Special Series 3                   100,000,000
            Class G - Special Series 1                   100,000,000
            Class G - Special Series 2                   100,000,000
            Class G - Special Series 3                   100,000,000
            Class H - Special Series 1                   100,000,000
            Class H - Special Series 2                   100,000,000
            Class H - Special Series 3                   100,000,000
            Class J - Special Series 1                   100,000,000
            Class J - Special Series 2                   100,000,000
            Class J - Special Series 3                   100,000,000
            Class K - Special Series 1                   100,000,000
            Class K - Special Series 2                   100,000,000
            Class K - Special Series 3                   100,000,000
            Class L - Special Series 1                   100,000,000
            Class L - Special Series 2                   100,000,000
            Class L - Special Series 3                   100,000,000
            Class M - Special Series 1                   100,000,000
            Class M - Special Series 2                   100,000,000
            Class M - Special Series 3                   100,000,000
            Class N - Special Series 1                   100,000,000
            Class N - Special Series 2                   100,000,000
            Class N - Special Series 3                   100,000,000
            Class O - Special Series 1                   100,000,000
            Class O - Special Series 2                   100,000,000
            Class O - Special Series 3                   100,000,000
            Class P - Special Series 1                   100,000,000
            Class P - Special Series 2                   100,000,000
            Class P - Special Series 3                   100,000,000

          FURTHER RESOLVED, that pursuant to Article VI of the Corporation's Articles of Incorporation, the shares of Common Stock of the Corporation previously classified as Class D Common Stock, Class E - Special Series 1 Common Stock, Class F - Special

                                      -2-

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          Series 1 Common Stock and Class I Common Stock are hereby reclassified as unclassified shares of Common Stock and that Two Hundred Million (200,000,000) shares of such previously authorized, newly reclassified and unissued Common Stock is hereby further reclassified as follows:

                   Classification                Number of Shares Authorized

            Class E - Special Series 1                  100,000,000
            Class F - Special Series 1                  100,000,000

          FURTHER RESOLVED, that (i) shares of Class A - Special Series 1 Common Stock, Class A - Special Series 2 Common Stock and Class A - Special Series 3 Common Stock shall represent interests in the Prime Money Market Fund;
     (ii) shares of Class B - Special Series 1 Common Stock, Class B - Special Series 2 Common Stock and Class B - Special Series 3 Common Stock shall represent interests in the Government Money Market Fund, (iii) shares of Class C - Special Series 1 Common Stock, Class C - Special Series 2 Common Stock and Class C - Special Series 3 Common Stock shall represent interests in the Tax-Exempt Money Market Fund, (iv) shares of Class E - Special Series 1 Common Stock, Class E - Special Series 2 Common Stock and Class E
     - Special Series 3 Common Stock shall represent interests in the Growth & Income Fund; (v) shares of Class F - Special Series 1 Common Stock, Class F
     - Special Series 2 Common Stock and Class F - Special Series 3 Common Stock shall represent interests in the Limited Maturity Bond Fund; (vi) shares of Class G - Special Series 1 Common Stock, Class G - Special Series 2 Common Stock and Class G - Special Series 3 Common Stock shall represent interests in the Maryland Tax-Exempt Bond Fund; (vii) shares of Class H - Special Series 1 Common Stock, Class H - Special Series 2 Common Stock and Class H
     - Special Series 3 Common Stock shall represent interests in the International Equity Fund; (viii) shares of Class J -Special Series 1 Common Stock, Class J - Special Series 2 Common Stock and Class J - Special Series 3 Common Stock shall represent interests in the Diversified Real Estate Fund; (ix) shares of Class K - Special Series 1 Common Stock, Class K - Special Series 2 Common Stock and Class K - Special Series 3 Common Stock shall represent interests in the National Tax-Exempt Bond Fund; (x) shares of Class L - Special Series 1 Common Stock, Class L - Special Series 2 Common Stock and Class L - Special Series 3 Common Stock shall represent interests in the Total Return Bond Fund; (xi) shares of Class M - Special Series 1 Common Stock, Class M - Special Series 2 Common Stock and Class M
     - Special Series 3 Common Stock shall represent interest in the Equity Growth Fund; (xii) shares of Class N - Special Series 1 Common Stock, Class N - Special Series 2 Common Stock and Class N - Special Series 3 Common Stock shall represent interests in the Equity Income Fund; (xiii) shares of Class O - Special Series 1 Common Stock, Class O - Special Series 2 Common Stock and Class O - Special Series 3 Common Stock shall represent interests in the Intermediate Tax-Exempt Bond Fund; and (xiv) shares of Class P - Special Series 1 Common Stock, Class P - Special Series 2 Common Stock and Class P - Special Series 3 Common Stock shall represent interests in the Capital Opportunities Fund; and

                                       -2-

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          FURTHER RESOLVED, that each share of Class A - Special Series 1, Class
     A - Special Series 2, Class A - Special Series 3, Class B - Special Series 1, Class B - Special Series 2, Class B - Special Series 3, Class C -
     Special Series 1, Class C - Special Series 2, Class C - Special Series 3, Class E - Special Series 1, Class E - Special Series 2, Class E - Special Series 3, Class F - Special Series 1, Class F - Special Series 2, Class F - Special Series 3, Class G - Special Series 1, Class G - Special Series 2, Class G - Special Series 3, Class H - Special Series 1, Class H - Special Series 2, Class H - Special Series 3, Class J - Special Series 1, Class J - Special Series 2, Class J - Special Series 3, Class K - Special Series 1, Class K - Special Series 2, Class K - Special Series 3, Class L - Special Series 1, Class L - Special Series 2, Class L - Special Series 3, Class M - Special Series 1, Class M - Special Series 2, Class M - Special Series 3, Class N - Special Series 1, Class N - Special Series 2, Class N - Special Series 3, Class O - Special Series 1, Class O - Special Series 2, Class O - Special Series 3, Class P - Special Series 1, Class P - Special Series 2 and Class P - Special Series 3 Common Stock shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

          1. Assets Belonging to a Class. All consideration received by the Corporation for the issue and sale of shares of such Class A - Special Series 1, Class A - Special Series 2 and Class A - Special Series 3, Class B - Special Series 1, Class B - Special Series 2 and Class B - Special Series 3, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3, Class F - Special Series 1, Class F - Special Series 2 and Class F - Special Series 3, Class G - Special Series 1, Class G - Special Series 2 and Class G - Special Series 3, Class H - Special Series 1, Class H - Special Series 2 and Class H - Special Series 3, Class J - Special Series 1, Class J - Special Series 2 and Class J - Special Series 3, Class K - Special Series 1, Class K - Special Series 2 and Class K - Special Series 3, Class L - Special Series 1, Class L - Special Series 2 and Class L - Special Series 3, Class M - Special Series 1, Class M - Special Series 2 and Class M - Special Series 3, Class N - Special Series 1, Class N - Special Series 2 and Class N - Special Series 3, Class O - Special Series 1, Class O - Special Series 2 and Class O - Special Series 3 and Class P - Special Series 1, Class P - Special Series 2 and Class P - Special Series 3 Common Stock shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter classified as shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class A, Class A - Special Series 1, Class A - Special Series 2 and Class A
     - Special Series 3 shares, Class B, Class B - Special Series 1, Class B - Special Series 2 and Class B - Special Series 3 shares, Class C, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3 shares, Class E, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3 shares,

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     Class F, Class F - Special Series 1, Class F - Special Series 2 and Class F
     - Special Series 3 shares, Class G, Class G - Special Series 1, Class G - Special Series 2 and Class G - Special Series 3 shares, Class H, Class H - Special Series 1, Class H - Special Series 2 and Class H - Special Series 3 shares, Class J, Class J - Special Series 1, Class J - Special Series 2 and Class J - Special Series 3 shares, Class K, Class K - Special Series 1, Class K - Special Series 2 and Class K - Special Series 3 shares, Class L, Class L - Special Series 1, Class L - Special Series 2 and Class L -
     Special Series 3 shares, Class M, Class M - Special Series 1, Class M - Special Series 2 and Class M - Special Series 3 shares, Class N, Class N - Special Series 1, Class N - Special Series 2 and Class N - Special Series 3 shares, Class O, Class O - Special Series 1, Class O - Special Series 2 and Class O - Special Series 3 shares or Class P, Class P - Special Series 1, Class P - Special Series 2 and Class P - Special Series 3, respectively, or such other shares by the Board of Directors in accordance with the Corporation's Charter. All income, earnings, profits, and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among shares of Class A, Class A - Special Series 1, Class A - Special Series 2 and Class A - Special Series
     3, Class B, Class B - Special Series 1, Class B - Special Series 2 and
     Class B - Special Series 3, Class C, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3, Class E, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3, Class F, Class F - Special Series 1, Class F - Special Series 2 and Class F - Special Series 3, Class G, Class G - Special Series 1, Class G - Special Series 2 and Class G - Special Series 3, Class H, Class H - Special Series 1, Class H - Special Series 2 and Class H - Special Series 3, Class J,
     Class J - Special Series 1, Class J - Special Series 2 and Class J -
     Special Series 3, Class K, Class K - Special Series 1, Class K - Special Series 2 and Class K - Special Series 3, Class L, Class L - Special Series 1, Class L - Special Series 2 and Class L - Special Series 3, Class M - Class M - Special Series 1, Class M - Special Series 2 and Class M -
     Special Series 3, Class N, Class N - Special Series 1, Class N - Special Series 2 and Class N - Special Series 3, Class O, Class O - Special Series 1, Class O - Special Series 2 and Class O - Special Series 3 or Class P, Class P - Special Series 1, Class P - Special Series 2 and Class P -
     Special Series 3, respectively, and all other shares now or hereafter designated as Class A, Class B, Class C, Class E, Class F, Class G, Class
     H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values.

          2. Liabilities Belonging to a Class. All the liabilities (including expenses) of the Corporation in respect of shares of Class A, Class A - Special Series 1, Class A - Special Series 2 and Class A - Special Series 3, Class B, Class B - Special Series 1, Class B - Special Series 2 and Class B - Special Series 3, Class C, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3, Class E, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3, Class F, Class F - Special Series 1, Class F - Special Series 2 and Class F - Special Series 3, Class G, Class G - Special Series 1, Class G - Special Series 2 and Class G - Special Series 3, Class H, Class H - Special Series 1, Class H - Special Series 2 and Class H - Special Series 3,

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     Class J, Class J - Special Series 1, Class J - Special Series 2 and Class J
     - Special Series 3, Class K, Class K - Special Series 1, Class K - Special Series 2 and Class K - Special Series 3, Class L, Class L - Special Series 1, Class L - Special Series 2 and Class L - Special Series 3, Class M,
     Class M - Special Series 1, Class M - Special Series 2 and Class M -
     Special Series 3, Class N, Class N - Special Series 1, Class N - Special Series 2 and Class N - Special Series 3, Class O, Class O - Special Series 1, Class O - Special Series 2 and Class O - Special Series 3 and Class P, Class P - Special Series 1, Class P - Special Series 2 and Class P -
     Special Series 3, respectively, and all other shares now or hereafter designated as Class A, Class B, Class C, Class E, Class F, Class G, Class
     H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively (irrespective of whether said shares have been classified as part of a series of said Class and, if so classified as part of a series, irrespective of the particular series classification), and in respect of any general liabilities (including expenses) of the Corporation allocated to shares of Class A, Class A - Special Series 1, Class A - Special Series 2 and Class A - Special Series 3, Class B, Class B - Special Series 1, Class B - Special Series 2 and Class B - Special Series 3, Class C, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3, Class E, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3, Class F, Class F - Special Series 1, Class F - Special Series 2 and Class F - Special Series 3, Class G,
     Class G - Special Series 1, Class G - Special Series 2 and Class G -
     Special Series 3, Class H, Class H - Special Series 1, Class H - Special Series 2 and Class H - Special Series 3, Class J, Class J - Special Series 1, Class J - Special Series 2 and Class J - Special Series 3, Class K,
     Class K - Special Series 1, Class K - Special Series 2 and Class K -
     Special Series 3, Class L, Class L - Special Series 1, Class L - Special Series 2 and Class L - Special Series 3, Class M, Class M - Special Series 1, Class M - Special Series 2 and Class M - Special Series 3, Class N,
     Class N - Special Series 1, Class N - Special Series 2 and Class N -
     Special Series 3, Class O, Class O - Special Series 1, Class O - Special Series 2 and Class O - Special Series 3 and Class P, Class P - Special Series 1, Class P - Special Series 2 and Class P - Special Series 3, or such other shares by the Board of Directors in accordance with the Corporation's Charter shall be allocated among shares of Class A, Class A - Special Series 1, Class A - Special Series 2 and Class A - Special Series
     3, Class B, Class B - Special Series 1, Class B - Special Series 2 and
     Class B - Special Series 3, Class C, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3, Class E, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3, Class F, Class F - Special Series 1, Class F - Special Series 2 and Class F - Special Series 3, Class G, Class G - Special Series 1, Class G - Special Series 2 and Class G - Special Series 3, Class H, Class H - Special Series 1, Class H - Special Series 2 and Class H - Special Series 3, Class J,
     Class J - Special Series 1, Class J - Special Series 2 and Class J -
     Special Series 3, Class K, Class K - Special Series 1, Class K - Special Series 2 and Class K - Special Series 3, Class L, Class L - Special Series 1, Class L - Special Series 2 and Class L - Special Series 3, Class M,
     Class M - Special Series 1, Class M - Special Series 2 and Class M -
     Special Series 3, Class N, Class N - Special Series 1, Class N - Special Series 2 and Class N - Special Series 3, Class O, Class O - Special Series 1, Class O - Special Series 2 and Class O- Special Series 3 or Class P, Class P - Special Series 1, Class P - Special Series 2 and Class P -
     Special Series 3, respectively, and such other shares, respectively (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values:

          a. If in the future the Board of Directors determines to enter into agreements which provide for services only for shares of Class A, Class A - Special Series 1, Class A - Special Series 2 or Class A - Special Series 3, Class B, Class B - Special Series 1, Class B - Special Series 2 or Class B - Special Series 3, Class C, Class C - Special Series 1, Class C - Special Series 2 or Class C - Special Series 3, Class E, Class E - Special Series 1, Class E - Special Series 2 or Class E - Special Series 3, Class F, Class F - Special Series 1, Class F - Special Series 2 or Class F - Special Series 3, Class G, Class G - Special Series 1, Class G - Special Series 2 or Class G - Special Series 3, Class H, Class H - Special Series 1, Class H - Special Series 2 or Class H - Special Series 3, Class J, Class J - Special Series 1, Class J - Special Series 2 or Class J - Special Series 3, Class K, Class K - Special Series 1, Class K - Special Series 2 or Class K - Special Series 3, Class L, Class L - Special Series 1, Class L - Special Series 2 or Class L - Special Series 3, Class M, Class M - Special Series 1, Class M - Special Series 2 or Class M - Special Series 3, Class N, Class N - Special Series 1, Class N - Special Series 2 or Class N - Special Series 3, Class O, Class O - Special Series 1, Class O - Special Series 2 or Class O - Special Series 3 or Class P, Class P - Special Series 1, Class P - Special Series 2 or Class P - Special Series 3 and to allocate any related expenses to the extent that may be from time to time determined by the Board of Directors:

                    (1) only the shares of Class A, Class B, Class C, Class E,
               Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively, shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares, and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively;

                    (2) only the shares of Class A - Special Series 1, Class B -
               Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 and Class P - Special Series 1 Common Stock, respectively, shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and

               (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P
               - Special Series 1 Common Stock, respectively;

                    (3) only the shares of Class A - Special Series 2, Class B -
               Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 and Class P - Special Series 2 Common Stock, respectively, shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P
               - Special Series 2 Common Stock, respectively;

                    (4) only the shares of Class A - Special Series 3, Class B -
               Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3 Common Stock, respectively, shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class A - Special Series 3, Class B - Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3,

               Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3 Common Stock, respectively;

                    (5) No shares of Class A, Class B, Class C, Class E, Class
               F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock shall bear the expenses and liabilities described in subparagraphs (2), (3) and (4) above;

                    (6) No shares of Class A - Special Series 1, Class B -
               Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P - Special Series 1 Common Stock shall bear the expenses and liabilities described in subparagraph (1), (3) and
               (4) above;

                    (7) no shares of Class A - Special Series 2, Class B -
               Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2 Common Stock shall bear the expenses and liabilities described in subparagraphs (1), (2) and
               (4) above; and

                    (8) no shares of Class A - Special Series 3, Class B -
               Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3 Common Stock shall bear the expenses and liabilities described in subparagraphs (1), (2) and
               (3) above.

          3. Preferences, Conversion and Other Rights, Voting Powers, Restrictions, Limitations as to Dividends, Qualifications, and Terms and Conditions of Redemption. Except as provided in these Articles Supplementary or as otherwise required by law, each share of Class A - Special Series 1, Class A - Special Series 2 and Class A - Special Series 3, Class B - Special Series 1, Class B - Special Series 2 and Class B - Special Series 3, Class C - Special Series 1, Class C - Special Series 2 and Class C - Special Series 3, Class E - Special Series 1, Class E - Special Series 2 and Class E - Special Series 3, Class F - Special Series 1, Class F - Special Series 2 and Class F - Special Series 3, Class G - Special Series 1, Class G - Special Series 2 and Class G - Special Series 3, Class H - Special Series 1, Class H
          - Special Series 2 and Class H - Special Series 3, Class J - Special Series 1, Class J - Special Series 2 and Class J - Special Series 3, Class K - Special Series 1, Class K - Special Series 2 and Class K - Special Series 3, Class L -

     Special Series 1, Class L - Special Series 2 and Class L - Special Series 3, Class M - Special Series 1, Class M - Special Series 2 and Class M - Special Series 3, Class N - Special Series 1, Class N - Special Series 2 and Class N - Special Series 3, Class O - Special Series 1, Class O - Special Series 2 and Class O - Special Series 3, and Class P - Special Series 1, Class P - Special Series 2 and Class P - Special Series 3 shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to all other shares of Common Stock as set forth in the Charter and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively (irrespective of whether said share has been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) except that:

          a. (i) on any matter that pertains to the agreements or expenses and liabilities described under Section 2, clause a. (1) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of the Corporation, only the shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock (excluding the other shares classified as a series of such Class other than Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively) shall be entitled to vote, except that if said matter affects shares of capital stock in the Corporation other than shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, respectively, shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of shareholders does not affect the shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class A, Class B, Class C, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O or Class P Common Stock;

          b. (i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a. (2) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of the Corporation, only shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P - Special Series 1, respectively (excluding shares designated as a series of such Class other than Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P - Special Series 1, respectively) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P
               - Special Series 1, respectively, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P - Special Series 1, respectively, shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of shareholders does not affect shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P - Special Series 1, respectively, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series 1, Class O - Special Series 1 or Class P
               - Special Series 1, respectively;

               c.   (i)   on any matter that pertains to the agreements or
               expenses and liabilities described in Section 2, clause a. (3) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of the Corporation, only shares of Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2, respectively (excluding shares designated as a series of such Class other than Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2, respectively) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2, respectively, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2, respectively, shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of shareholders does not affect shares of Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2, respectively, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 or Class P - Special Series 2, respectively; and

               d. (i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a. (4) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of the Corporation, only shares of Class A - Special Series 3, Class B - Special Series 3, Class C - Special

               Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3, respectively (excluding shares designated as a series of such Class other than Class A - Special Series 3, Class B - Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P
               - Special Series 3, respectively) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class A - Special Series 3, Class B - Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3, respectively, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class A - Special Series 3, Class B - Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3, respectively, shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of shareholders does not affect shares of Class A - Special Series 3, Class B - Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3, respectively, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class A - Special Series 3, Class B - Special Series 3, Class C - Special Series 3, Class E - Special Series 3, Class F - Special Series 3, Class G - Special Series 3, Class H - Special Series 3, Class J - Special Series 3, Class K - Special Series 3, Class L - Special Series 3, Class M - Special Series 3, Class N - Special Series 3, Class O - Special Series 3 or Class P - Special Series 3, respectively;

               e. At such times, which may vary among the holders of shares within the respective series, as may be determined by the Board of irectors (or with the authorization of the Board of Directors, the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the registration statement relating to the Corporation's Class

               A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 and Class P - Special Series 2 Common Stock, shares of such Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2, Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 and Class P - Special Series 2 Common Stock, respectively, may be automatically converted into shares of Class A - Special Series 1, Class B - Special Series 1, Class C - Special Series 1, Class E - Special Series 1, Class F - Special Series 1, Class G - Special Series 1, Class H - Special Series 1, Class J - Special Series 1, Class K - Special Series 1, Class L - Special Series 1, Class M - Special Series 1, Class N - Special Series - 1, Class O - Special Series 1 and Class P - Special Series 1 Common Stock, respectively, of the Corporation based on the relative net asset values of such series at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) and reflected in the registration statement relating to the Class A - Special Series 2, Class B - Special Series 2, Class C - Special Series 2 Class E - Special Series 2, Class F - Special Series 2, Class G - Special Series 2, Class H - Special Series 2, Class J - Special Series 2, Class K - Special Series 2, Class L - Special Series 2, Class M - Special Series 2, Class N - Special Series 2, Class O - Special Series 2 and Class P - Special Series 2 Common Stock as aforesaid;

               f. At such times, which may vary among the holders of shares within the respective series, as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the registration related to the respective series of shares affected thereby, shares of Class A - Special Series 1, Class A - Special Series 2, Class A - Special Series 3, Class B - Special Series 1, Class B - Special Series 2, Class B - Special Series 3, Class C - Special Series 1, Class C - Special Series 2, Class C - Special Series 3, Class E - Special Series 1, Class E - Special Series 2, Class E - Special Series 3, Class F - Special Series 1, Class F - Special Series 2, Class F - Special Series 3, Class G - Special Series 1, Class G - Special Series 2, Class G - Special Series 3, Class H - Special Series 1, Class H - Special Series 2, Class H - Special Series 3, Class J - Special Series 1, Class J - Special Series 2, Class J - Special Series 3, Class K - Special Series 1, Class K - Special Series 2, Class K - Special Series 3, Class L - Special Series 1, Class L - Special Series 2, Class L - Special Series 3, Class M - Special Series 1, Class M - Special Series 2, Class M - Special Series 3, Class N - Special Series 1, Class N - Special Series 2, Class N - Special Series 3, Class O - Special Series 1, Class O - Special Series 2, Class O - Special Series 3, Class P - Special Series 1, Class P - Special Series 2 and Class P - Special Series 3 Common Stock may be automatically converted into shares of any other series of shares of the Corporation with the same class designation based on the relative net asset values of such series at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) and reflected in the registration statement relating to the respective series of shares to be converted; and

               g. The Corporation shall, to the extent permitted by applicable law, have the right at any time (i) at its option, to redeem the Class A - Special Series 1, Class A - Special Series 2, Class A - Special Series 3, Class B - Special Series 1, Class B - Special Series 2, Class B - Special Series 3, Class C - Special Series 1, Class C - Special Series 2, Class C - Special Series 3, Class E - Special Series 1, Class E - Special Series 2, Class E - Special Series 3, Class F - Special Series 1, Class F - Special Series 2, Class F - Special Series 3, Class G - Special Series 1, Class G - Special Series 2, Class G - Special Series 3, Class H - Special Series 1, Class H - Special Series 2, Class H - Special Series 3, Class J - Special Series 1, Class J - Special Series 2, Class J - Special Series 3, Class K - Special Series 1, Class K - Special Series 2, Class K - Special Series 3, Class L - Special Series 1, Class L - Special Series 2, Class L - Special Series 3, Class M - Special Series 1, Class M - Special Series 2, Class M - Special Series 3, Class N - Special Series 1, Class N - Special Series 2, Class N - Special Series 3, Class O - Special Series 1, Class O - Special Series 2, Class O - Special Series 3, Class P - Special Series 1, Class P - Special Series 2 or Class P - Special Series 3 shares of Common Stock owned by any holder thereof if the value of such Class A - Special Series 1, Class A - Special Series 2, Class A - Special Series 3, Class B - Special Series 1, Class B - Special Series 2, Class B - Special Series 3, Class C - Special Series 1, Class C - Special Series 2, Class C - Special Series 3, Class E - Special Series 1, Class E - Special Series 2, Class E - Special Series 3, Class F - Special Series 1, Class F - Special Series 2, Class F - Special Series 3, Class G - Special Series 1, Class G - Special Series 2, Class G - Special Series 3, Class H - Special Series 1, Class H - Special Series 2, Class H - Special Series 3, Class J - Special Series 1, Class J - Special Series 2, Class J - Special Series 3, Class K - Special Series 1, Class K - Special Series 2, Class K - Special Series 3, Class L - Special Series 1, Class L - Special Series 2, Class L - Special Series 3, Class M - Special Series 1, Class M - Special Series 2, Class M - Special Series 3, Class N - Special Series 1, Class N - Special Series 2, Class N - Special Series 3, Class O - Special Series 1, Class O - Special Series 2, Class O - Special Series 3, Class P - Special Series 1, Class P - Special Series 2 or Class P - Special Series 3 shares of Common Stock, respectively, in the account maintained by the Corporation or its transfer agent for such holder is less than One Thousand Dollars ($1,000) (or such larger or smaller amount as may be determined by the Board of Directors of the Corporation from time to time and reflected in the registration statement relating to such shares of the Corporation), provided, however, that each such holder shall be notified that the value of his or her account is less than One Thousand Dollars ($1,000) (or such other amount) and allowed at least thirty (30) days to make additional purchases of shares before such redemption is processed by the Corporation, and (ii) to charge a fee for the maintenance of any account described in clause (i) above and, at its option, to redeem any such shares of such holder in payment of any such fee.

               THIRD: The aggregate number of shares that the Corporation has authority to issue has been increased by the Corporation's Board of Directors in accordance with Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law. The shares of Common Stock of the Corporation classified pursuant to the resolutions set forth herein have been classified by the Corporation's Board of Directors under the authority contained in the Corporation's Articles of Incorporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

               FOURTH: The total number of shares of capital stock which the Corporation was heretofore authorized to issue was Ten Billion (10,000,000,000) shares of Common Stock, (of the par value of One Mill ($.001) per share and the aggregate par value of Ten Million Dollars ($10,000,000)) of Common Stock classified as follows:

                          Classification            Number of Shares Authorized
                          --------------            ---------------------------
                  Class A                                 1,200,000,000
                  Class B                                   700,000,000
                  Class C                                   600,000,000
                  Class D                                   600,000,000
                  Class E                                   500,000,000
                  Class E - Special Series 1                500,000,000
                  Class F                                   500,000,000
                  Class F - Special Series 1                500,000,000
                  Class G                                   400,000,000
                  Class H                                   400,000,000
                  Class I                                   400,000,000
                  Class J                                   400,000,000
                  Class K                                   400,000,000
                  Class L                                   400,000,000
                  Class M                                   400,000,000
                  Class N                                   400,000,000
                  Class O                                   400,000,000
                  Class P                                   400,000,000
                  Unclassified                              900,000,000


               FIFTH: The total number of shares of capital stock which the Corporation is presently authorized to issue is Twenty Billion (20,000,000,000) shares (of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000)), classified as follows:

                      Classification                Number of Shares Authorized
                      --------------                ---------------------------
            Class A                                         1,200,000,000
            Class A - Special Series 1                        500,000,000
            Class A - Special Series 2                        500,000,000
            Class A - Special Series 3                        500,000,000
            Class B                                           700,000,000
            Class B - Special Series 1                        500,000,000
            Class B - Special Series 2                        500,000,000
            Class B - Special Series 3                        500,000,000
            Class C                                           600,000,000
            Class C - Special Series 1                        500,000,000
            Class C - Special Series 2                        500,000,000
            Class C - Special Series 3                        500,000,000
            Class E                                           500,000,000
            Class E - Special Series 1                        100,000,000
            Class E - Special Series 2                        100,000,000
            Class E - Special Series 3                        100,000,000
            Class F                                           500,000,000
            Class F - Special Series 1                        100,000,000
            Class F - Special Series 2                        100,000,000
            Class F - Special Series 3                        100,000,000
            Class G                                           400,000,000
            Class G - Special Series 1                        100,000,000
            Class G - Special Series 2                        100,000,000
            Class G - Special Series 3                        100,000,000
            Class H                                           400,000,000
            Class H - Special Series 1                        100,000,000
            Class H - Special Series 2                        100,000,000
            Class H - Special Series 3                        100,000,000
            Class J                                           400,000,000
            Class J - Special Series 1                        100,000,000
            Class J - Special Series 2                        100,000,000
            Class J - Special Series 3                        100,000,000
            Class K                                           400,000,000
            Class K - Special Series 1                        100,000,000
            Class K - Special Series 2                        100,000,000
            Class K - Special Series 3                        100,000,000
            Class L                                           400,000,000
            Class L - Special Series 1                        100,000,000
            Class L - Special Series 2                        100,000,000
            Class L - Special Series 2                        100,000,000
            Class M                                           400,000,000
            Class M - Special Series 1                        100,000,000
            Class M - Special Series 2                        100,000,000
            Class M - Special Series 3                        100,000,000

                    Classification                 Number of Shares Authorized
                    --------------                 ---------------------------
            Class N                                        400,000,000
            Class N - Special Series 1                     100,000,000
            Class N - Special Series 2                     100,000,000
            Class N - Special Series 3                     100,000,000
            Class O                                        400,000,000
            Class O - Special Series 1                     100,000,000
            Class O - Special Series 2                     100,000,000
            Class O - Special Series 3                     100,000,000
            Class P                                        400,000,000
            Class P - Special Series 1                     100,000,000
            Class P - Special Series 2                     100,000,000
            Class P - Special Series 3                     100,000,000
            Unclassified                                 5,100,000,000

         IN WITNESS WHEREOF, M.S.D. & T. FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of this ____ day of ____________, 2002.


                                              M.S.D. & T. FUNDS, INC.


                                              By:__________________________
                                                 [                  ]
                                                   President

Witness:

_________________________
[                        ]
Secretary

                                   CERTIFICATE


         THE UNDERSIGNED, President of M.S.D. & T. FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.


                                                     ___________________________
Dated: __________, 2002                                [                       ]
                                                       President